================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 22, 2003


                                    C2, INC.
             (Exact name of registrant as specified in its charter)


Wisconsin                                           001-14171                                      39-1915787
-----------------------------------------------     ----------------------------------   ---------------------
(State or other jurisdiction of incorporation)      (Commission file number)              (Identification No.)


700 N. Water Street, Suite 1200, Milwaukee, Wisconsin                                                    53202
-----------------------------------------------------                                    ---------------------
        (Address of principal executive office)                                                 (Zip Code)


Registrant's telephone number, including area code    (414) 291-9000
                                                   -----------------
================================================================================

ITEM 7.    MANAGEMENT'S EXHIBITS.

           Exhibits.

           (a)    Not Applicable
           (b)    Not Applicable
           (c)    Exhibits.  The following exhibit is being furnished herewith:

           Exhibit No.               Exhibit
           ----------                -------

               99                    C2, Inc. Press Release dated July 22, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

       The following information is being furnished under Item 12 "Results of Operations and Financial Condition" of Form 8-K. The information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

       On July 22, 2003, C2, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. The press release is included in this Form 8-K filing as Exhibit 99.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          C2, INC.

Date:  July 22, 2003                      By:    /s/  WILLIAM T. DONOVAN
                                                 --------------------------

                                          William T. Donovan
                                          President & Chief Executive Officer

                                  EXHIBIT INDEX


     Exhibit No.           Exhibit
     ----------            -------
      99                   C2, Inc. Press Release dated July 22, 2003